UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Gaia, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

      Gaia GAIA, INC. 833 WEST SOUTH BOULDER ROAD LOUISVILLE, CO 80027                  You invested in GAIA, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2022.   Get informed before you vote View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    Smartphone users Point your camera here and vote without entering a Inumber    Virtually at:  Vote Virtually at the Meeting* April 28, 2022 9:30 AM MDT  www.virtualshareholdermeeting.com/GAIA2022       *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com   THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.        Voting Items 1. Election of Directors Nominees: 01) Jirka Rysavy 02) Kristin Frank 03) James Colquhoun       04) David Maisel 05) Keyur Patel 06) Paul Sutherland       07) Anaal Udaybabu     Board Recommends      NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.                                     Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".